UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2012

AMERIGROUP CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-31574	54-1739323
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4425 Corporation Lane Virginia Beach, Virginia		23462
(Address of Principal Executive Offices)		(Zip Code)

(757) 490-6900

Registrant’s telephone number, including area code

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Agreement and Plan of Merger

On October 2, 2012, a Memorandum of Understanding (the “MOU”) was reached relating to a putative class action lawsuit that had been filed in the Delaware Court of Chancery against the members of the board of directors of AMERIGROUP Corporation, a Delaware corporation (“Amerigroup”), certain officers of Amerigroup, Goldman, Sachs & Co., WellPoint, Inc., an Indiana corporation (“WellPoint”) and WellPoint Merger Sub, Inc., a Delaware corporation and indirect wholly owned subsidiary of WellPoint (“Merger Sub”) (collectively, the “Defendants”). In connection with the MOU, on October 2, 2012, Amerigroup, WellPoint and Merger Sub entered into an amendment (the “Merger Agreement Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 9, 2012, among WellPoint, Merger Sub and Amerigroup. The Merger Agreement Amendment reflects the agreement of the parties to the MOU described in more detail below under Item 8.01, which description is incorporated herein by reference. The board of directors of Amerigroup approved the Merger Agreement Amendment and determined that the Merger Agreement Amendment is advisable, fair to and in the best interests of Amerigroup and Amerigroup’s stockholders.

Other than as provided in the Merger Agreement Amendment, the Merger Agreement, as filed with the Securities and Exchange Commission (“SEC”) on July 9, 2012 as Exhibit 2.1 to Amerigroup’s Current Report on Form 8-K, remains in full force and effect as originally executed on July 9, 2012. The foregoing description of the Merger Agreement Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Events.

On October 2, 2012, the Defendants entered into the MOU with the plaintiffs in a putative class action lawsuit that had been filed in the Delaware Court of Chancery to settle the lawsuit, subject to court approval. In the MOU, the Defendants agreed that:

•

WellPoint, Merger Sub and Amerigroup will amend Section 7.3(b) (Fees and Expenses) of the Merger Agreement to reduce the termination fee payable by Amerigroup to WellPoint under the circumstances described in the Merger Agreement from $146 million to $97 million;

•	Amerigroup will delay the special meeting of the stockholders for the stockholder vote to adopt the Merger Agreement (the “Special Meeting”) from October 9, 2012 to October 23, 2012; and

•

Amerigroup will disclose on a Current Report on Form 8-K (which is this Current Report on Form 8-K) that the Amerigroup board of directors, pursuant to the Merger Agreement and consistent with its fiduciary duties, is prepared to receive and consider in good faith any inquiries and superior proposals (as defined in the Merger Agreement) to purchase

Amerigroup. Attached as Exhibit 99.1 hereto and incorporated herein by reference is an excerpt from the definitive proxy statement filed by Amerigroup with the SEC on August 30, 2012 summarizing, among other things, the ability of the board of directors of Amerigroup to receive inquiries and superior proposals pursuant to the terms of the Merger Agreement.

As a result of the MOU, Amerigroup intends to file and mail to stockholders a supplement to its definitive proxy statement advising stockholders of the details relating to the MOU, the Merger Agreement Amendment and the postponement of the Special Meeting to October 23, 2012.

Amerigroup and the Defendants have vigorously denied, and continue to vigorously deny, any wrongdoing or liability with respect to the facts and claims asserted, or which could have been asserted, in the lawsuit described above. The settlement contemplated by the MOU is not, and should not be construed as, an admission of wrongdoing or liability by any Defendant. However, solely to avoid the costs, risks and uncertainties inherent in litigation, Amerigroup and its board of directors agreed to the MOU described above. The parties considered it desirable that these actions be settled to avoid the substantial burden, expense, risk, inconvenience and distraction of continued litigation and to fully and finally resolve the matter.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “should”, “estimates”, “intends”, “plans” and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the failure to receive, on a timely basis or otherwise, the required approvals by Amerigroup’s stockholders and government or regulatory agencies; the risk that a condition to closing of the proposed transaction may not be satisfied; Amerigroup’s and WellPoint’s ability to consummate the merger; the failure by WellPoint to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; operating costs and business disruption may be greater than expected; the ability of Amerigroup to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which Amerigroup and WellPoint operate, as detailed from time to time in each of Amerigroup’s and WellPoint’s reports filed with the SEC. There can be no assurance that the proposed transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in each of Amerigroup’s and WellPoint’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and Item 1.A in each of Amerigroup’s and WellPoint’s most recent Quarterly Report on Form 10-Q, as amended for the quarter ended June 30, 2012. Amerigroup and WellPoint caution that the foregoing list of important factors that may affect future results is not exhaustive.

When relying on forward-looking statements to make decisions with respect to the proposed transaction, stockholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Amerigroup and WellPoint or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. Neither Amerigroup nor WellPoint undertakes any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Amerigroup and WellPoint. The proposed transaction will be submitted to the stockholders of Amerigroup for their consideration. In connection with the proposed transaction, Amerigroup filed a definitive proxy statement with the SEC on August 30, 2012, and Amerigroup will file a supplement to the definitive proxy statement with the SEC within one business day of filing this Form 8-K. Amerigroup and WellPoint may file with the SEC other documents regarding the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND THE SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT IN THEIR ENTIRETY AND TO READ ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement was mailed to Amerigroup’s stockholders beginning on or about August 31, 2012. The supplement to the definitive proxy statement will be mailed to Amerigroup’s stockholders beginning on or about October 4, 2012. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Amerigroup by going to Amerigroup’s Investor Relations website page by clicking the “Investors” link at www.amerigroup.com or by sending a written request to Amerigroup’s Secretary at Amerigroup Corporation, 4425 Corporation Lane, Virginia Beach, Virginia 23462, or by calling the Secretary at (757) 490-6900.

Interests of Participants

Amerigroup and WellPoint and each of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Amerigroup in connection with the proposed transaction. Information regarding Amerigroup’s directors and executive officers is set forth in Amerigroup’s proxy statement for its 2012 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which were filed with the SEC on April 27, 2012 and February 24, 2012, respectively. Information regarding WellPoint’s directors and executive officers is set forth in WellPoint’s proxy statement for its 2012 annual meeting of shareholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which were filed with the SEC on April 2, 2012 and February 22, 2012, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction is contained in the definitive proxy statement filed by Amerigroup with the SEC on August 30, 2012 and in the supplement to the definitive proxy statement to be filed by Amerigroup with the SEC on October 3, 2012.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of October 2, 2012, by and among WellPoint, Inc., WellPoint Merger Sub, Inc. and Amerigroup Corporation.

99.1	Disclosure to Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP CORPORATION

By:	/s/ Nicholas J. Pace
	Name:	Nicholas J. Pace
	Title:	Executive Vice President, General Counsel and Secretary

Date: October 2, 2012

Exhibit Number	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of October 2, 2012, by and among WellPoint, Inc., WellPoint Merger Sub, Inc. and Amerigroup Corporation.

99.1	Disclosure to Stockholders.